EXHIBIT 99.2
                                                                  ------------

                              SILVER RIVER VENTURES, INC. / BIO FORCE NANOSCIENCES, INC.
                                UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET

                                                  Silver           Bio
                                                  River           Force                                         Adjusted
                                               --------------------------     Combined        Pro Forma        ProForma
                                                 as of October 31, 2005         Totals        Adjustments        Totals
                                               -----------    -----------    -----------    -----------       -----------
ASSETS

Current Assets:
     Cash                                      $      --      $    29,759    $    29,759    $      --         $    29,759
     Inventory                                        --           11,995         11,995           --              11,995
     Accounts receivable                              --           15,166         15,166           --              15,166
                                               -----------    -----------    -----------    -----------       -----------

        Total Current Assets                          --           56,920         56,920           --              56,920
                                               -----------    -----------    -----------    -----------       -----------

Fixed Assets, Net:                                    --          616,870        616,870           --             616,870

Other Assets
     Patents and trademarks, net                      --          439,310        439,310           --             439,310
                                               -----------    -----------    -----------    -----------       -----------

        Total Other Assets                            --          439,310        439,310           --             439,310
                                               -----------    -----------    -----------    -----------       -----------

        TOTAL ASSETS                           $      --      $ 1,113,100    $ 1,113,100    $      --         $ 1,113,100
                                               ===========    ===========    ===========    ===========       ===========

LIABILITIES AND STOCKHOLDERS'
     EQUITY (DEFICIT)

Current Liabilities:
     Accounts payable                          $     3,459    $    90,649    $    94,108    $      --         $    94,108
     Accounts payable - related                     36,079           --           36,079        (36,079)             --
     Accrued expenses - related                      3,323           --            3,323         (3,323)             --
     Accrued expenses                                 --           82,232         82,232        (42,763)           39,469
                                               -----------    -----------    -----------    -----------       -----------

        Total Current Liabilities                   42,861        172,881        215,742        (82,165)          133,577
                                               -----------    -----------    -----------    -----------       -----------

Long-Term Liabilities:
     Notes payable                                    --        1,498,490      1,498,490     (1,050,000)          448,490
                                               -----------    -----------    -----------    -----------       -----------

        Total Long-Term Debt                          --        1,498,490      1,498,490     (1,050,000)          448,490
                                               -----------    -----------    -----------    -----------       -----------

        Total Liabilities                           42,861      1,671,371      1,714,232     (1,132,165)          582,067
                                               -----------    -----------    -----------    -----------       -----------

Stockholders' Equity (Deficit):
     Common stock                                    4,000        111,423        115,423       (111,423)(1)        20,000
                                                                                                   --   (4)        16,000
     Additional paid-in capital                    330,467      4,665,324      4,995,791        111,423 (1)     5,843,551
                                                                                                   --   (4)       (16,000)
                                                                                                   --   (5)        39,402
                                                                                                   --   (2)        (2,500)
                                                                                                   --   (3)      (377,328)
                                                                                                   --   (6)     1,092,763
     Treasury stock                                   --           (2,500)        (2,500)         2,500 (2)          --
     Accumulated deficit                          (377,328)    (5,332,518)    (5,709,846)       377,328 (3)    (5,332,518)
                                               -----------    -----------    -----------    -----------       -----------

        Total Stockholders' Equity (Deficit)       (42,861)      (558,271)      (601,132)     1,132,165           531,033
                                               -----------    -----------    -----------    -----------       -----------

TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY (DEFICIT)            $      --      $ 1,113,100    $ 1,113,100    $      --         $ 1,113,100
                                               ===========    ===========    ===========    ===========       ===========

----------------------------

(1)       To eliminate the common stock of Bio Force

(2)       To eliminate the treasury stock of Bio Force

(3)       To eliminate the accumulated deficit of Silver River

(4) To record the issuance of 16,000,000 common shares for the acquisition of BioForce Nanosciences, Inc.

(5)       To record contribution of capital for expenses paid by shareholder

(6)       To eliminate debt converted to equity in reorganization

                                   SILVER RIVER VENTURES, INC./ BIO FORCE NANOSCIENCES, INC.
                                     UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET

                                                  Silver           Bio
                                                  River           Force                                           Adjusted
                                               --------------------------      Combined      Pro Forma            ProForma
                                                 as of October 31, 2004         Totals      Adjustments            Totals
                                               --------------------------    -----------    -----------         -----------
ASSETS

Current Assets:
     Cash                                      $      --      $   137,325    $   137,325    $      --           $   137,325
     Accounts receivable                              --           61,277         61,277           --                61,277
                                               -----------    -----------    -----------    -----------         -----------

        Total Current Assets                          --          198,602        198,602           --               198,602
                                               -----------    -----------    -----------    -----------         -----------

Fixed Assets, Net:                                    --          257,337        257,337           --               257,337

Other Assets
     Patents and trademarks, net                      --          337,723        337,723           --               337,723
                                               -----------    -----------    -----------    -----------         -----------

        Total Other Assets                            --          337,723        337,723           --               337,723
                                               -----------    -----------    -----------    -----------         -----------

        TOTAL ASSETS                           $      --      $   793,662    $   793,662    $      --           $   793,662
                                               ===========    ===========    ===========    ===========         ===========

LIABILITIES AND STOCKHOLDERS'
     EQUITY (DEFICIT)

Current Liabilities:
     Accounts payable                          $     6,122    $    57,536    $    63,658    $      --           $    63,658
     Accounts payable - related                     19,233           --           19,233        (19,233)               --
     Accrued expenses - related                      1,185           --            1,185         (1,185)               --
     Accrued expenses                                 --           34,095         34,095        (11,148)             22,947
                                               -----------    -----------    -----------    -----------         -----------

        Total Current Liabilities                   26,540         91,631        118,171        (31,566)             86,605
                                               -----------    -----------    -----------    -----------         -----------

Long-Term Liabilities:
     Notes payable                                    --          649,589        649,589       (550,000)             99,589
                                               -----------    -----------    -----------    -----------         -----------

        Total Long-Term Debt                          --          649,589        649,589       (550,000)             99,589
                                               -----------    -----------    -----------    -----------         -----------

        Total Liabilities                           26,540        741,220        767,760       (581,566)            186,194
                                               -----------    -----------    -----------    -----------         -----------

Stockholders' Equity (Deficit):
     Common stock                                    4,000        103,145        107,145       (103,145)(1)         20,000
                                                                                                        (4)         16,000
     Additional paid-in capital                    327,357      3,460,284      3,787,641        103,145 (1)      4,095,955
                                                                                                        (4)        (16,000)
                                                                                                        (5)         20,418
                                                                                                        (2)         (2,500)
                                                                                                        (3)       (357,897)
                                                                                                        (6)        561,148
     Treasury stock                                   --           (2,500)        (2,500)         2,500 (2)           --
     Accumulated deficit                          (357,897)    (3,508,487)    (3,866,384)       357,897 (3)     (3,508,487)
                                               -----------    -----------    -----------    -----------        -----------

        Total Stockholders' Equity (Deficit)       (26,540)        52,442         25,902        581,566            607,468
                                               -----------    -----------    -----------    -----------        -----------

TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY (DEFICIT)            $      --      $   793,662    $   793,662    $      --          $   793,662
                                               ===========    ===========    ===========    ===========        ===========

----------------------------

(1)  To eliminate the common stock of BioForce

(2)  To eliminate the treasury stock of BioForce

(3)  To eliminate the accumulated deficit of Silver RIver.

(4) To record the issuance of 16,000,000 shares of common stock in the acquisition of BioForce Nanosciences, Inc.

(5)  To record contribution of capital for expenses paid by shareholder

(6)  To eliminate debt converted to equity in reorganization


            SILVER RIVER VENTURES, INC./ BIO FORCE NANOSCIENCES, INC.
         UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS
                    For the Ten Months Ended October 31, 2005


                                                 Silver           Bio
                                                  River          Force                                      Adjusted
                                               ----------    -----------      Combined       Pro Forma      Combined
                                               for the Period Ended 10/31/05    Totals       Adjustments     Totals
                                               -------------------------    -----------    -------------   -----------

REVENUES
    Sales                                     $      --      $   114,064    $   114,064    $        --     $   114,064
                                              -----------    -----------    -----------    -------------   -----------

       Total Revenues                                --          114,064        114,064             --         114,064
                                              -----------    -----------    -----------    -------------   -----------

COST OF SALES                                        --          101,262        101,262             --         101,262
                                              -----------    -----------    -----------    -------------   -----------

GROSS PROFIT                                         --           12,802         12,802             --          12,802
                                              -----------    -----------    -----------    -------------   -----------

OPERATING EXPENSES

    General and administrative                     14,419      1,538,078      1,552,497             --       1,552,497
    Depreciation and amortization                    --          135,538        135,538             --         135,538
                                              -----------    -----------    -----------    -------------   -----------

       Total Operating Expenses                    14,419      1,673,616      1,688,035             --       1,688,035
                                              -----------    -----------    -----------    -------------   -----------

       OPERATING LOSS                             (14,419)    (1,559,552)    (1,573,971)            --      (1,573,971)
                                              -----------    -----------    -----------    -------------   -----------

OTHER INCOME (EXPENSE)

    Interest expense and loan discount fees        (1,638)       (30,056)       (31,694)            --         (31,694)
    Other income                                     --            3,257          3,257             --           3,257
                                              -----------    -----------    -----------    -------------   -----------

       Total Other Income (Expense)                (1,638)       (26,799)       (28,437)            --         (28,437)
                                              -----------    -----------    -----------    -------------   -----------

       NET LOSS                               $   (16,057)   $(1,586,351)   $(1,602,408)   $        --     $(1,602,408)
                                              ===========    ===========    ===========    =============   ===========


           SILVER RIVER VENTURES, INC./ BIO FORCE NANOSCIENCES, INC.
         UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS
                    For the Ten Months Ended October 31, 2004



                                                  Silver          Bio
                                                  River          Force                                    Pro-Forma
                                              -----------    -----------                                  Adjusted
                                                for the Period Ended          Combined     Pro-Forma      Combined
                                                      10/31/04                 Totals      Adjustments     Totals
                                              --------------------------    -----------    -----------   -----------
REVENUES
    Sales                                     $      --      $   110,173    $   110,173    $      --     $   110,173
                                              -----------    -----------    -----------    -----------   -----------

       Total Revenues                                --          110,173        110,173           --         110,173
                                              -----------    -----------    -----------    -----------   -----------

COST OF SALES                                        --           26,033         26,033           --          26,033
                                              -----------    -----------    -----------    -----------   -----------

GROSS PROFIT                                         --           84,140         84,140           --          84,140
                                              -----------    -----------    -----------    -----------   -----------

OPERATING EXPENSES

    General and administrative                     10,930        889,695        900,625           --         900,625
    Depreciation and amortization                    --           78,554         78,554           --          78,554
                                              -----------    -----------    -----------    -----------   -----------

       Total Operating Expenses                    10,930        968,249        979,179           --         979,179
                                              -----------    -----------    -----------    -----------   -----------

       OPERATING LOSS                             (10,930)      (858,076)      (869,006)          --        (869,006)
                                              -----------    -----------    -----------    -----------   -----------

OTHER INCOME (EXPENSE)

    Interest expense and loan discount fees        (1,185)       (12,935)       (14,120)          --         (14,120)
    Other income                                     --           37,080         37,080           --          37,080
    Interest income                                  --            3,136          3,136           --           3,136
                                              -----------    -----------    -----------    -----------   -----------

       Total Other Income (Expense)                (1,185)        27,281         26,096           --          26,096
                                              -----------    -----------    -----------    -----------   -----------

       NET LOSS                               $   (12,115)   $  (830,795)   $  (842,910)   $      --     $  (842,910)
                                              ===========    ===========    ===========    ===========   ===========

                                       -4-